The American Funds Group(r)

THE TAX-EXEMPT FUND OF CALIFORNIA

[photograph of a coastline]

Annual Report for the year ended August 31, 2000
Tax-Free Investing in the Golden State



THE TAX-EXEMPT FUND OF CALIFORNIA(r)

Seeks a high level of current income free from federal and California income taxes, with the additional objective of preservation of capital.

The Tax-Exempt Fund of California is one of the 29 American Funds, the nation's third-largest mutual fund family. For nearly seven decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

[begin table]

INVESTMENT HIGHLIGHTS
through August 31, 2000

12-MONTH TOTAL RETURN                                                        +7.0%*
(income plus capital changes, with distributions reinvested)

TAX-FREE DISTRIBUTION RATE FOR AUGUST                                        +4.5%
(income return only, reflecting maximum sales charge)

TAXABLE EQUIVALENT DISTRIBUTION RATE                                         +8.3%
(for August, assuming a 45.2% maximum combined state and federal tax rate)

SEC 30-DAY YIELD AS OF AUGUST 31                                             +4.5%
(reflecting maximum sales charge)


*Does not include the 3.75% sales charge.
For current yield information, please call toll-free: 800/421-0180.
[end table]



Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns (over various periods) on a $1,000 investment with all distributions reinvested, assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS - CLASS A SHARES

                           For Periods Ended
                   8/31/00                 9/30/00
                   (fiscal year-end)       (latest calendar quarter)
Ten years          +6.83%                  +6.76%
Five years         +5.13                   +4.91
One year           +2.99                   +2.35


[end table]
Results for Class B shares are not shown because of the brief time between their introduction on March 15 and the end of the fund's fiscal period.

Please see the back cover for important information about Class A and B shares.




THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

[begin mountain chart]

$26,389(1)
Lehman Brothers
Municipal Bond
Index

$24,457(2)

The fund at net
asset value
(not including
sales charge)
$23,782(2)

Lipper California
Municipal Debt
Funds Average
$23,546(2),(3)

The fund at
maximum
offering price

              The fund at      The fund at net       Lehman Brothers       Lipper California
              maximum          asset value           Municipal Bond        Municipal Debt
              offering         (not including        Index                 Funds Average
              price            sales charge)

10/28/86      $ 9,625          10,000                10,000                10,000
8/31/87*      9,665            10,039                10,260                10,010
8/31/88       10,198           10,593                10,966                10,634
8/31/89       11,260           11,696                12,170                11,813
8/31/90       11,705           12,159                12,951                12,388
8/31/91       13,059           13,564                14,478                13,775
8/31/92       14,412           14,970                16,095                15,209
8/31/93       16,297           16,928                18,059                17,114
8/31/94       16,318           16,950                18,084                16,886
8/31/95       17,650           18,333                19,687                18,093
8/31/96       18,646           19,368                20,718                19,108
8/31/97       20,287           21,072                22,634                20,831
8/31/98       21,906           22,754                24,591                22,622
8/31/99       22,008           22,860                24,714                22,303
8/31/00       23,546           24,457                26,389                23,782


Year ended August 31

*   For the period October 28, 1986, through August 31, 1987.

(1) With interest compounded. The index is a national index not limited to California bonds. It is unmanaged and does not reflect sales charges, commissions or expenses.

(2) With all distributions reinvested. The Lipper average does not reflect sales charges.

(3) This figure, unlike those shown elsewhere in this report, reflects payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus the net amount invested was $9,625. The maximum sales charge was 4.75% prior to January 10, 2000. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[end table]


The fund's 30-day yield as of September 30, 2000, calculated in accordance with the Securities and Exchange Commission formula, was 4.32%. The fund's distribution rate as of that date was 4.61%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. Income may be subject to federal alternative minimum taxes. Also, distributions from gains on the sale of certain bonds purchased at less than par value and capital gain distributions, if any, are taxable.






FELLOW SHAREHOLDERS:

Fiscal 2000 was a rewarding year for shareholders in The Tax-Exempt Fund of California. In an environment characterized by strong economic growth and rising demand for double tax-free income, the fund generated a healthy return while outpacing the majority of its peers.

- If you reinvested dividends totaling 74 cents a share and a three cents a share capital gain paid in November, your tax-free income return was 4.9%. To match this return, a shareholder in the maximum 45.2% combined federal and state income bracket would have had to earn 8.9% from a taxable investment.

- If you took your dividends in cash, your income return was 4.7%.

Reflecting changes in the prices of securities held by the fund, the value of your shares rose 1.8% for the 12 months. The total return for the period was 7.0%. This compares with a return of 6.5% for the average California municipal bond fund, as measured by Lipper Inc.


THE YEAR IN REVIEW

The economy of California - and the country as a whole - was robust during fiscal 2000. In the fixed-income markets the year was marked by two distinct periods. Early in the year, bond prices fell and interest rates rose. During that time, there was growing concern that inflation could accelerate and that the Federal Reserve might keep raising interest rates. Additionally, there were widespread fears, which later proved unfounded, that Y2K computer glitches might lead to havoc in the financial markets.

The picture began changing in January. Following the Treasury's disclosure of a buy-back program, long-term Treasury bonds strengthened. In May, the Fed boosted short-term interest rates for a sixth time. Those six increases totaled 175 basis points (1.75 percentage points) over a span of 12 months. The May rate hike of 0.5%, which was larger than the previous five increases, generated optimism that rates would not be raised further. As investor confidence in the Fed's anti-inflationary strategy grew, fixed-income markets generally improved. In the California tax-exempt market, reduced borrowing by municipalities coupled with increased demand from affluent investors for double tax-free income caused prices to climb, especially in June, July and August. The upturn continued after the close of the fiscal year.


A PRUDENT, VALUE-ORIENTED APPROACH

As it often has in the past, The Tax-Exempt Fund of California held its ground better than most of its peers during the weaker part of the fiscal year. Subsequently, it participated in the recovery but gave back part of the cushion it had built up relative to its competition. This pattern reflects a prudent, value-oriented investment approach that over the years has served the fund and its shareholders well. Its lifetime total return of 144.6% (6.7% a year) compares favorably with the average California tax-exempt bond fund's return of 137.8% (6.5% a year), according to Lipper.

In fiscal 2000, we took advantage of higher interest rates and lengthened the fund's maturities in anticipation of an eventual decline in rates. On August 31, the average effective life of the portfolio was 10.9 years compared with
9.1 years at the start of  the period.

Toward the latter part of the year, we saw a widening of yield spreads (the difference between yields of higher rated and lower rated bonds). Drawing on the research capabilities of the American Funds' investment adviser, Capital Research and Management Company, we took advantage of this situation and added selectively to our holdings, chiefly among A-rated and AA-rated bonds.

Finally, we should note that at the end of November the fund anticipates paying a capital gain of less than 2% of net asset value.

On the following pages, you will find an article that addresses some commonly asked questions about tax-exempt investing. We look forward to reporting to you again in another six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine
Abner D. Goldstine
President

October 6, 2000




FREQUENTLY ASKED QUESTIONS ABOUT TAX-EXEMPT INVESTING

For many investors who have become heavily weighted in stocks, it makes common sense to consider adding a bond component to their portfolios. Bond prices tend to fluctuate in a relatively narrow range and often move in the opposite direction from stocks. As a result, they can generally be counted on to soften the volatility of a stock-heavy portfolio. At the same time, they provide a measure of diversification and a steady flow of income in the form of interest payments.

Municipal bonds offer the additional advantage of paying interest that is free from federal income taxes and - in the case of The Tax-Exempt Fund of California - from state income taxes as well. Here is some basic information that we believe is worth reviewing for shareholders in the fund who may be considering further tax-exempt investments. For those contemplating their first-ever foray into this area of the bond market, we hope these questions and answers will prove useful as a primer.

Q: WHAT ARE MUNICIPAL BONDS AND WHO SHOULD OWN THEM?

A: Like other bonds, municipals are IOUs - promises to repay the principal by a certain date and to make regular interest payments in the meantime. They typically pay a fixed rate of interest for the life of the security. At maturity, the investor gets back the face value of the bond. Like all other bonds, municipals fluctuate in price with interest rates whether you hold them individually or through a mutual fund. They are issued to support general financing requirements or to pay for projects such as highways, hospitals and life care or retirement communities. Because they are issued for a public purpose, municipals offer interest rate savings to their issuers and a tax break to those who buy them.

Q: HOW MUCH OF A DIFFERENCE CAN TAX-EXEMPT INVESTING MAKE?

A: That depends on your income tax bracket. As you can see from the table on page 5, the difference is greater in the higher brackets. For example, if you and your spouse are in the maximum 45.2% combined federal and state income tax bracket, you would have to receive a yield of more than 8% from a taxable investment in order to keep as much, after taxes, as you would from a double tax-free investment that pays 4.5%.

[begin sidebar]
[photograph of the coastline]
"The Tax-Exempt Fund of California holds more than 200 fixed-income securities; investors in the fund own a proportionate share of each holding."
[end sidebar]

Q: WHAT ARE THE ADVANTAGES OF OWNING SHARES IN A TAX-EXEMPT BOND FUND RATHER THAN INDIVIDUAL BONDS?

A: There are four major advantages:

INSTANT DIVERSIFICATION. A bond fund holds a large number of fixed-income securities (more than 200 in the case of The Tax-Exempt Fund of California), and you in effect own a proportionate share of each holding. To achieve this kind of diversification by purchasing individual bonds would be extremely difficult and expensive. A diversified portfolio cushions you against the impact of the kinds of problems that can develop from time to time with individual issues, including high-quality bonds.

CONVENIENCE. With a bond fund, you can benefit from compounding your tax-free dividend payments by immediately reinvesting them without a sales charge. That's hard to do with individual bonds. The Tax-Exempt Fund of California declares dividends daily; they are reinvested and paid on a monthly basis. Recordkeeping is more convenient. Additionally, shares in the fund can be redeemed at any time. On the other hand, selling individual bonds can be time consuming and costly.

WIDER ACCESS TO INVESTMENTS. Tax-exempt mutual funds have access to a wide range of opportunities, including some that are not always available to an investor purchasing individual bonds in small quantities. Moreover, the fund buys in large quantities and can usually do so at a lower cost; shareholders in the fund benefit from these and other economies of scale.

PROFESSIONAL MANAGEMENT. When you purchase shares in a fund, you are hiring professionals to evaluate a large number of securities, select the best values and make a host of other decisions for you, such as whether to buy long-term or short-term bonds and when to sell various holdings. The average investor has neither the time, resources nor experience required to do this. The Tax-Exempt Fund of California's investment adviser has been doing it for many years.

[begin sidebar]
[photograph of a coastline]
"At the American Funds, we place heavy emphasis on gathering information firsthand and analyzing investment opportunities in depth."
[end sidebar]

Q: WHO IS THE FUND'S INVESTMENT ADVISER?

A: Capital Research and Management Company manages The American Funds Group,(r) the nation's third-largest mutual fund company. Its roots in the investment business reach back nearly 70 years. It is one of the largest managers of bond portfolios, with well over $25 billion in fixed-income assets under management.

Q: HOW DOES THE INVESTMENT ADVISER ADD VALUE?

A: Primarily through extensive, proprietary research. At the American Funds, we place heavy emphasis on gathering information firsthand and analyzing investment opportunities in depth. Issuers are monitored continuously; our investment professionals get to know them inside and out. To gain a broader perspective, our tax-exempt specialists routinely share insights with our organization's taxable fixed-income and equity analysts. All of this adds up to an extensive global information-gathering network that has expanded steadily through the years. It currently involves more than 100 investment professionals based all over the world. Few organizations are able to mount a research effort of this magnitude.

Q: DOES CALIFORNIA'S MUNICIPAL BOND MARKET OFFER ANY SPECIAL CHALLENGES WHEN IT COMES TO RESEARCHING INVESTMENTS?

A: California's economy is large and diverse. Those adjectives also apply to its municipal bond market. Currently, with the state experiencing a budget surplus, there is virtually no short-term borrowing taking place. At the same time, an increasing number of Californians are finding that double tax-free investing is attractive. The combination of growing demand and fairly tight supply has pushed municipal bond prices in the state upward. As a result, the task of finding good values has become more difficult and more challenging.

Q: DOES THE ADVISER USE BOND RATING SERVICES TO HELP JUDGE THE QUALITY OF A PROSPECTIVE INVESTMENT?

A: Rating services are a good starting point. However, our analysts go a step further and do their own fundamental credit research on both high- and low-rated issues. That means traveling and meeting with managements and with officials of the issuing municipalities or institutions; it means sitting down and talking with them, questioning everything, visiting projects, performing due diligence. This is especially important in the higher yielding portion of the market. We also analyze the bond itself, its pricing, and distinctive features such as calls and prepayments. These are not always well understood by all investors. However, they are important and should be considered carefully before making buy or sell decisions. This in essence is how the portfolios of The Tax-Exempt Fund of California and all other American Funds were built over the years - on a foundation of meticulous, solid research, one security at a time.

Q: WHAT IS THE FUND'S TRACK RECORD RELATIVE TO ITS COMPETITORS?

A: Over its lifetime, The Tax-Exempt Fund of California has done better than the average of all funds in its peer group. Since operations began in 1986, it has achieved a total return of 144.6% compared with 137.8% for the average California municipal bond fund, as measured by Lipper Inc. Another useful comparison is the distribution rate, which is based on the dividend payout over the prior 12 months. The Tax-Exempt Fund of California's distribution rate has surpassed the rate paid by the average municipal bond fund for more than six consecutive fiscal years, as calculated by Lipper. Still another comparative measure worth noting is the expense ratio, which calculates the percentage of their investment that shareholders pay annually for operating expenses and management fees. For Class A shares (which represent more than 99% of all outstanding shares), The Tax-Exempt Fund of California's expense ratio is lower than the average of all comparable funds, according to Lipper.

Q: HOW IS THE FUND MANAGED?

A: The Tax-Exempt Fund of California concentrates on both generating income and preserving principal. The fund is managed in a way that avoids the yield-enhancing fads that pop up in the bond business periodically. Our aim is to provide a competitive yield consistent with a prudent, long-term oriented approach.

We employ a unique method of managing money - the multiple portfolio counselor system. Under this method, the fund's assets are divided into separate portions. Each portion is independently managed by a portfolio counselor who invests according to the fund's objectives. This system has helped reduce volatility and improve the consistency of results. The fund employs three counselors with a combined total of nearly 40 years of experience in bond analysis and investing among them.



WHY DOUBLE TAX-FREE INVESTING CAN BE WORTHWHILE

To use this table, find your estimated taxable income to determine your combined federal and California tax rate. Then look at the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.5% tax-exempt distribution rate in August.

Because of tax increases in recent years, many high-income investors are finding that their returns on taxable fixed-income issues have to be even higher to match those currently offered by tax-exempt municipals. For instance, a couple with a taxable income of $150,000 faces a combined federal and California tax rate of 37.4%. In this bracket, the fund's current 4.5% distribution rate would be equivalent to a return on a taxable fixed-income investment of 7.2%.

[begin table]

                                                                  The fund's 4.5%
                                                Combined          tax-exempt distribution
                                                federal           rate in August is
Your Taxable            Income                  & California      equivalent to a taxable
Single                  Joint                   tax rate*         distribution rate of:
$19,692 - 26,250        $39,384 - 43,850        20.1%             5.7%
26,251 - 27,337         43,851 - 54,674         32.3              6.7
27,338 - 34,548         54,675 - 69,096         33.8              6.8
34,549 - 63,550         69,097 - 105,950        34.7              6.9
63,551 - 132,600        105,951 - 161,450       37.4              7.2
132,601 - 288,350       161,451 - 288,350       42.0              7.8
Over 288,350            Over 288,350            45.2              8.3


*Based on 2000 federal and 1999 California tax rates.
[end table]




The Tax-Exempt Fund of California
Investment Portfolio, August 31, 2000

SEEKING VALUE

[begin pie chart]
Portfolio Quality Ratings (as a percentage of total bond holdings)

Aaa/AAA                                38.8%
Aa/AA                                   8.1%
A/A                                    10.9%
Baa/BBB                                23.1%
Below investment-grade                 19.1%

[end pie chart]


[begin table]

                                                                                  Principal       Market
                                                                                     Amount        Value
                                                                                       (000)        (000)
                                                                                   --------     --------

Tax-Exempt Securities Maturing in More Than
One Year - 91.44%
G.O. Bonds, 5.375% 2014                                                                1,200        1,259
G.O. Ref. Bonds:
 0% 2007                                                                               3,500        2,624
 5.25% 2009                                                                            3,000        3,223
 5.25% 2013                                                                            2,250        2,376
 5.25% 2017                                                                            1,000        1,014
 FGIC Insured, 4.75%  2016                                                             2,900        2,788

Educational Facs. Auth., Rev. Bonds:
 California Institute of Technology, Series                                            5,000        4,314
1998, 4.50% 2027
 University of San Francisco, Series 1996, MBIA                                        1,190        1,318
Insured, 5.70% 2011
 Stanford University, Series N, 5.20% 2027                                             3,000        2,922

Health Facs. Fncg. Auth., Hospital Rev. Bonds:
 Catholic Healthcare West, 1998 Series A:
  5.00% 2006                                                                           1,500        1,451
  5.00% 2007                                                                           1,000          957
  5.25% 2008                                                                           1,750        1,684
 Downey Community Hospital, Series 1993:
  5.20% 2003                                                                           1,000        1,006
  5.625% 2008                                                                          3,000        3,029
  5.75% 2015                                                                           4,900        4,709
 Little Co. of Mary Health Services, Series 1998,
AMBAC Insured:
  5.00% 2010                                                                           2,170        2,269
  5.00% 2013                                                                           1,125        1,146
 Pacific Presbyterian Medical Center, 1985 Series B,                                   3,570        3,708
INDLC Insured, 6.75% 2015 (Preref. 2002)
Housing Fin. Agcy.:
 Single Family Mortgage Bonds:
  1995 Issue B-2 AMT, AMBAC Insured, 5.70% 2007                                        2,060        2,071
  1997 Series B-3 AMT, MBIA Insured, 5.10% 2012                                          810          802
 Single Family Mortgage Rev. Bonds:
  1997 Series C-1, Class 111, MBIA Insured, 5.05% 2011                                 1,585        1,586
  1998 Series C-4, Class I, 4.90% 2004                                                 2,265        2,321

Pollution Control Fncg. Auth.:
 Pollution Control Rev. Bonds:
  Pacific Gas and Electric Co., 1992 Series B                                          2,800        2,954
AMT, 6.35% 2009
  San Diego Gas and Electric Co., 1996 Series A,                                       5,000        5,461
 5.90% 2014
 Resource Recovery Rev. Bonds, Waste Management Inc.                                   1,500        1,530
Guarantee Bond, Series A AMT, 7.15% 2011
 Solid Waste Disposal Rev. Bonds:
  (CanFibre of Riverside Project), Series 1997A                                        1,000          915
AMT, 9.00% 2019
  (USA Waste Services, Inc. Project), Series 1998A                                     2,000        1,843
AMT, 5.10% 2018 (Put 2008)
Public Works Board:
 Lease Rev. Bonds, Dept. of Corrections, Various

State Prisons:
  Imperial County, 1991 Series A, AMBAC Insured, 6.50% 2017                            1,000        1,148
  Lassen County (Susanville), 1993 Series D, FSA Insured,                              2,000        2,082
5.25% 2015
 Lease Rev. Ref. Bonds:
  Dept. of Corrections, 1998 Series C (State                                           2,000        2,126
Prison-Monterey County), 5.25% 2007
  1998 Series A (Library and Courts Annex Building                                     1,500        1,628
Complex), 5.50% 2010
  Various State Prisons, Series 1993A, AMBAC                                           1,000        1,058
Insured, 5.25% 2013

Rural Home Mortgage Fin. Auth., Single Family Mortgage
Rev. Bonds(Mortgage-Backed Securities Program):
  1995 Series B AMT, 7.75% 2026                                                        1,405        1,496
  1996 Series A AMT, 7.75% 2027                                                          830          900

Statewide Communities Dev. Auth.:
 Apartment Dev. Rev. Ref. Bonds (Irvine Apartment
Communities, LP):
  Series 1998A-1 AMT, 5.05% 2025 (Put 2008)                                            5,300        5,236
  Series 1998A-3, 5.10% 2025 (Put 2010)                                                5,000        4,947
  Series 1998A-4, 5.25% 2025 (Put 2013)                                                3,000        2,935
 Hospital Rev. Cert. of  Part., Cedars-Sinai Medical                                   5,900        6,539
Center, Series 1992, 6.50% 2012
 Citrus Valley Health Partners, Inc., Cert. of Part.,                                  1,000        1,072
 MBIA Insured, 5.50% 2011
The Internext Group, Cert. of Part.:
  5.375% 2017                                                                          5,000        4,615
  5.375% 2030                                                                          2,000        1,748
Veterans G.O. Bonds, Series BG, 4.95% 2010                                             1,000        1,035
Dept. of Water Resources, Central Valley Project, Water                                2,000        1,911
System Rev. Bonds,  Series O, 5.00% 2022
Alameda Corridor Transportation Auth., Tax-Exempt Senior                               3,500        3,503
Lien Rev. Bonds, Series 1999A, MBIA Insured, 5.125% 2018
Alta Loma School District, San Bernardino County, G.O.                                 2,500          796
Bonds, Series A 1999 Election, FGIC Insured,  0% 2021
Anaheim Public Fncg. Auth., Lease Rev. Bonds (Anaheim
Public Improvement Project),
 Senior Lease Rev. Bonds, FSA Insured:
  1997 Series A, 6.00% 2024                                                            1,500        1,647
  1997 Series C, Capital Appreciation Bonds, 0% 2018                                   3,900        1,488
  1997 Series C, 0% 2022                                                               5,500        1,641
City of Antioch, Public Fncg. Auth., 1998 Reassessment                                 1,360        1,409

Rev. Bonds, Subordinated Series B, AMBAC Insured, 5.70% 2010
Association of Bay Area Governments:
Fin. Auth. for Nonprofit Corps., Cert. of Part.:
  Episcopal Homes Foundation, Series 1997A, 5.25% 2007                                 2,275        2,154
  Stanford University Hospital, Series 1993:
   5.75% 2005                                                                          1,240        1,338
   5.50% 2013 (Preref. 2005)                                                           1,500        1,599
 Fin. Auth., Taxable Rev. Ref. Cert. of Part. (American                                3,000        2,680
Baptist Homes of the West Facs. Project), Series 1997B,
6.20% 2027
 Ref. Rev. Cert. of Part.:
  American Baptist Homes Foundation, Series 1998A,                                     5,985        5,430
6.10% 2017
  Episcopal Homes Foundation, Series 1998, 5.00% 2009                                  4,600        4,546
Berkeley Unified School District, Alameda County,                                      1,540        1,519
1992 G.O. Bonds, Series G, FGIC Insured, 5.00% 2018
Redev. Agcy. of the City of Burbank (Golden State
Redev. Project),
 Tax Allocation Bonds, 1993 Series A:
  6.00% 2013                                                                           1,500        1,571
  6.00% 2023                                                                           1,000        1,025
  6.25% 2024                                                                           1,475        1,533
Cabrillo Community College Dist., Santa Cruz County,                                   1,500          654
Election of 1998 G.O. Bonds, Series B, FGIC Insured, 0% 2016
Capistrano Unified School Dist.:
 Cert. of Part., Series 1997, 5.20% 2018                                                 990          985
 Community Fac. Dist. Special Tax, 5.75% 2029                                          1,750        1,639
Central Valley Fncg. Auth., Cogeneration Project
Rev. Ref. Bonds
 (Carson Ice-Gen Project):
  Series 1993:
   6.00% 2009                                                                          1,000        1,039
   6.10% 2013 (Preref. 2003)                                                           1,000        1,072
   6.20% 2020 (Preref. 2003)                                                           1,500        1,612
  Series 1998, MBIA Insured, 5.00% 2018                                                2,000        1,969
Central Valley School Districts Fncg. Auth. (School Dist.                              1,000        1,148
G.O. Bond Ref. Program), 1998 Rev. Bonds, Series A,
MBIA Insured, 6.25% 2011
City of Chino Hills, Community Fac.:
 Dist. No. 9 (Rincon Village Area), Special Tax Bonds,                                   995        1,032
Series 1998, 6.45% 2023
 Dist. No. 10 (Fairfield Ranch), Special Tax Bonds,                                    2,000        2,074
 6.95% 2030
City of Commerce, Community Dev. Commission, Redev. Project                            1,000        1,029
No. 1, Subordinate Lien Tax Allocation Ref. Bonds, Series
1997 B, 5.50% 2008
City of Corona, Community Facs. Dist. No. 86-2 (Woodlake),                             2,000        1,955
1999 Special Tax Ref. Bonds, AMBAC Insured, 5.125% 2019
County of El Dorado, Community Facs. Dist. No. 1992-1 (El                                995          998
Dorado Hills Dev.), Series 1999 Special Tax Bonds,
 6.125% 2016
City of Folsom, Community Facs. Dist. No. 10, Special Tax
Bonds, Series 1999:
 6.20% 2011                                                                            1,475        1,540
 7.00% 2024                                                                            1,000        1,062
City of Fontana, Community Facs. Dist. No. 12 (Sierra                                  1,105        1,150
Lakes), Special Tax Bonds, Series 1999, 6.50% 2015
Foothill/Eastern Transportation Corridor Agcy., Toll                                   1,000        1,125
Road Rev. Bonds, Series 1995A, 6.00% 2016 (Preref. 2010)
Foothill-De Anza Community College Dist., Santa Clara
County, Election of 1999 G.O. Bonds, Series A, MBIA Insured:
 0% 2017                                                                               3,000        1,225
 0% 2019                                                                               5,555        1,992
Golden West Schools Fncg. Auth., 1999 Rev. Bonds (School                               2,750        1,052
Dist. G.O. Bonds Ref. Program), Series A, MBIA
Insured, 0% 2018
Imperial Irrigation Dist., 1998 Electric System Ref.                                   2,000        1,968
Rev. Bonds, MBIA Insured, 5.00% 2018
City of Irvine:
 Assessment Dist. No. 94-13 (Oak Creek), Limited Obligation
  Improvement Bonds:
   Group One, 5.50% 2022                                                               1,000          927
   Group Two, 5.875% 2017                                                              1,000        1,003
 Assessment Dist. No. 95-12, Limited Obligation Improvement                            1,400        1,305
Bonds, Group Three, 5.50% 2021
City of Long Beach:
 Fncg. Auth. Rev. Bonds, Series 1992, AMBAC Insured,                                     750          832
6.00% 2017
 Harbor Rev. Bonds, Series 1993 AMT, 5.125% 2018                                       1,000          967
City of Los Angeles:
 Community Redev. Agcy., Central Business Dist. Redev.                                 2,000        2,012
Project, Tax Allocation Ref. Bonds, Series I, 5.00% 2001
 Harbor Dept. Rev. Bonds:
  Issue 1988, 7.60% 2018                                                               1,750        2,200
  Issue 1995, Series B AMT, 6.625% 2025                                                1,000        1,053
  Issue 1996 AMT, 5.50% 2007                                                           3,675        3,911
 Multi-family Housing Rev. Bonds (GNMA Collateralized -                                2,005        2,024
Ridgecroft Apartments Project), Series 1997E
AMT, 6.125% 2027
 State Building Auth., Lease Rev. Bonds (Dept. of General                              1,000        1,036
Services Lease), Series 1999A, 5.40% 2015
County of Los Angeles, Capital Asset Leasing Corp.,
Cert. of Part.
 (Marina del Rey), 1993 Series A:
  6.25% 2003                                                                           1,675        1,722
  6.50% 2008                                                                           6,000        6,366
Los Angeles Unified School Dist., G.O. Bonds, Series                                   2,500        2,387
1998B, FGIC Insured, 5.00% 2023
The Metropolitan Water Dist. of Southern California, Water                             4,270        4,042
Rev. Bonds, Series 1997A, 5.00% 2026
Northern California Power Agcy., Geothermal
Project Number 3
 Special Rev. Bonds, 1993 Ref. Series A:
  5.60% 2006                                                                             860          906
  5.60% 2006 (Escrowed to Maturity)                                                    1,000        1,077
  5.65% 2007 (Escrowed to Maturity)                                                    1,025        1,113
Oak Park Unified School Dist., Ventura County, G.O. Bonds,                             2,300        1,058
Series 2000 Election of 1977, FSA Insured, 0% 2015
Port of Oakland, Rev. Bonds, 2000 Series K AMT, FGIC                                   2,000        2,102
Insured, 5.25% 2007
Community Facs. Dist. No. 99-1 of the County of Orange                                 1,000        1,054
(Ladera Ranch), Series A of 1999, Special Tax
Bonds, 6.70% 2029
County of Orange:
 Aliso Viejo Special Tax Bonds of Community Facs.                                      1,000        1,081
Dist. No. 88-1, Series A of 1992, 7.35% 2018 (Preref. 2002)
 Limited Obligation Improvement Bonds, Irvine Coast                                      900          896
Assessment Dist. No. 88-1, 1998 Series A, 5.25% 2009
 Local Transportation Auth., First Senior Fixed-Rate                                   1,500        1,684
Bonds, MBIA Insured, 6.00% 2009
 Recovery Cert. of Part., 1996 Series A, MBIA                                          1,500        1,678
Insured, 6.00% 2008
South Orange County Public Fncg. Auth., Special Tax Rev.                               1,600        1,717
Bonds, 1999 Series A, FSA Insured, 5.375% 2011
Orange County Water Dist., Rev. Cert. of Part.,                                        2,960        2,931
Series 1999A, 5.25% 2022
City of Oxnard, Assessment Dist. No. 97-1-R (Pacific
 Commerce Center), Limited Obligation Ref. Bonds:
  5.60% 2005                                                                           2,805        2,870
  5.70% 2006                                                                           1,165        1,200
Placer Union High School Dist., Placer County, Election of                             3,525          989
1999 G.O. Bonds, FGIC Insured, Series A, 0% 2023
Pleasanton Joint Powers Fncg. Auth., Reassessment Rev.
 Bonds, 1993 Series A:
  5.70% 2001                                                                           3,665        3,711
  6.15% 2012                                                                           1,740        1,821
City of Poway:
 Community Facs. Dist. No. 88-1 (Parkway Business Centre),
Special Tax Ref. Bonds, Series 1998:
  5.30% 2005                                                                           1,225        1,236
  6.25% 2007                                                                           2,050        2,190
  6.50% 2008                                                                           2,000        2,176
  6.50% 2009                                                                           1,320        1,443
  6.50% 2010                                                                           1,715        1,879
 Poway Unified School Dist., Community Facs. Dist. No. 1,                              1,000        1,050
Series 1998 Special Tax Bonds, MBIA Insured, 5.00% 2010
 Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
  Improvement Bonds:
   5.90% 2007                                                                          1,435        1,483
   5.90% 2008                                                                          1,000        1,033
City of Riverside, Electric Ref./Rev. Bonds, Series 1998,                              1,500        1,480
AMBAC Insured, 5.00% 2018
Riverside County:
 Asset Leasing Corp., Leasehold Rev. Bonds, MBIA                                       1,000          263
Insured, 0% 2024
 Public Fncg. Auth., Cert. of Part., Air Force Village                                   950          952
West, Inc., 5.40% 2009
City of Roseville:
 Highland Reserve North Community Facs. Dist. No. 1,                                   1,000        1,045
Special Tax Bonds, Series 1999, 6.00% 2011
 North Roseville Community Facs. Dist. No. 1, Special                                  1,980        1,945
Tax Bonds, Series 1998, 5.20% 2007
 Woodcreek West Community Facs. Dist. No. 1, Special
Tax Bonds, Series 1999:
  6.50% 2015                                                                           1,000        1,049
  6.70% 2025                                                                           1,750        1,833
Sacramento Cogeneration Auth., Cogeneration
Project Rev. Bonds
 (Procter & Gamble Project), 1995 Series:
 7.00% 2005                                                                            1,700        1,861
 6.375% 2010                                                                           1,600        1,717
 6.375% 2010 (Preref. 2005)                                                            1,085        1,209
 6.50% 2014 (Preref. 2005)                                                             1,000        1,120
 6.50% 2021 (Preref. 2005)                                                             4,000        4,480
Sacramento Municipal Utility Dist., Electric Rev.                                      2,500        2,696
 Bonds, 1997 Series K,  AMBAC Insured, 5.70% 2017
Sacramento Power Auth., Cogeneration Project Rev.                                      1,500        1,551
Bonds, 1995 Series, 6.00% 2003
Sacramento County Airport System Rev. Ref. Bonds,                                      3,000        2,840
Series 1998A, FGIC Insured, 5.00% 2026
County of Sacramento:
 Laguna Creek Ranch/Elliott Ranch
Community Facs. Dist. No. 1,
  Improvement Area No. 2 Special Tax
Ref. Bonds (Elliott Ranch):
   6.00% 2012                                                                            880          921
   6.10% 2013                                                                            665          696
   6.30% 2021                                                                            500          512
 Ref. Cert. of Part. (1994 Public Facs.
Project - Coroner/Crime Lab
  and Data Center), Series 1997, AMBAC Insured, 4.75% 2017                             2,500        2,394
 Single Family Mortgage Rev. Bonds (GNMA Mortgage-Backed                               1,500        2,129
Securities Program), Issue A of 1987 AMT, 9.00%
2019 (Escrowed to Maturity)
 2000 Tax and Rev. Anticipation Notes, 5.25% 2001                                      2,000        2,021
County of San Bernardino, Housing Auth.:
 Multifamily Housing Rev. Bonds (Fannie Mae Program -                                    965          990
Villa Serena Project), Series 1985, 4.95% 2007
 Multifamily Housing Rev. Ref. Bonds (Equity                                           1,000          957
Residential/Redlands Lawn & Tennis Apartments), Issue
1999A, 5.20% 2029 (Put 2009)
County of San Diego:
 Cert. of Part., Sharp Healthcare Obligated Group,                                     2,000        1,955
MBIA Insured, 5.00% 2018
San Diego Unified School Dist., 1999 G.O. Bonds (Election                              3,000        1,233
of 1998, Series A), Capital Appreciation Bonds, FGIC
Insured, 0% 2017
City and County of San Francisco:
 International Airport:
  Second Series Issue 22 Rev. Bonds, AMBAC                                             6,000        5,682
Insured,  5.00% 2019
  Second Series Issue 23B Rev. Bonds, FGIC                                             4,250        4,043
Insured,  5.00% 2024
 Port Commission Rev. Ref. Bonds, Series 1994, 5.90% 2009                              1,500        1,598
 Redev. Agcy., Residential Fac. Rev. Bonds (Coventry                                   5,000        5,087
Park Project), Series 1996A AMT, 8.50% 2026
County of San Joaquin, Cert. of Part. (1993 General                                    1,000        1,088
Hospital Project), 6.625% 2020 (Preref. 2003)
San Joaquin Hills Transportation Corridor Agcy.:
 Senior Lien Toll Road Rev. Bonds (Orange County),
(Escrowed to Maturity)
  0% 2011                                                                              1,500          923
  0% 2014                                                                              4,000        2,045
  0% 2019                                                                              4,150        1,539
  0% 2023                                                                             14,900        4,335
 Toll Road Ref. Rev. Capital Appreciation Bonds,                                       3,765        1,298
MBIA Insured, Series 1997A, 0% 2020
City of San Jose,
 Redev. Agcy., Multifamily Housing Rev.
Bonds (GNMA Collateralized -
  The Miraido Village), Series 1997A AMT:
   5.30% 2012                                                                            920          914
   5.65% 2022                                                                          1,490        1,466
San Juan Unified School District, FGIC Insured, 0% 2021                                1,435          454
San Marcos Public Facs. Auth.:
 1989 Public Fac. Rev. Bonds, (Community Fac. Dist.                                    4,015        1,441
No. 88-1),  0% 2019 (Escrowed to Maturity)
 Ref. Rev. Bonds, Series 1998:
  5.50% 2010                                                                           4,295        4,365
  5.80% 2027                                                                           1,000          946
San Mateo County Transportation Authority, Limited Tax                                 2,500        2,639
Bonds, MBIA Insured, 1997 Series A, 5.50% 2017
Santa Ana Fncg. Auth., Police Administration and Holding                               1,000        1,135
Fac. Lease Rev. Bonds, MBIA Insured,
Series 1994A, 6.25% 2019
Santa Clara County Fncg. Auth., Lease Rev. Bonds                                       2,200        2,773
(VMC Fac. Replacement Project), AMBAC Insured, 1994
Series A, 7.75% 2009
Santa Monica-Malibu Unified School Dist., G.O. Bonds,                                  2,000          564
Series 1999 Election of 1998, FGIC Insured, 0% 2023
Shafter Joint Powers Fin. Auth., Lease Rev.
Bonds, 1997 Series A
 (Community Correctional Fac. Acquisition Project):
  5.50% 2006                                                                           1,535        1,590
  5.95% 2011                                                                           1,700        1,820
Southern California Home Fncg. Auth., Single Family                                      800          815
Mortgage Rev. Bonds (GNMA and FNMA Mortgage-Backed
Securities Program), 1992 Series A AMT, 6.75% 2022
South Tahoe Joint Powers Fncg. Auth.:
 Ref. Rev. Bonds (South Tahoe Redev. Project Area                                      3,250        3,312
No. 1), 1995 Series B, 6.25% 2020
 Subordinate Bond Anticipation Notes (South Tahoe Redev.
Project Area No. 1):
  Series 1999A, 7.30% 2007                                                             4,500        4,532
  Series 1999B, 7.30% 2007                                                             1,000        1,007
City of Stockton, Mello-Roos Rev. Bonds, Community Facs.
 Dist. No. 90-2B (Brookside Estates), Series 1997A:
  5.50% 2005                                                                           1,560        1,602
  5.75% 2008                                                                           1,840        1,916
  5.95% 2010                                                                           1,000        1,047
  6.20% 2015                                                                           1,750        1,800
Community Facs. Dist. No. 88-12 of the City of Temecula                                  745          740
(Ynez Corridor), Special Tax Ref. Bonds, 1998
Series A, 5.25% 2008
Tustin Unified School Dist., Community Fac. Dist. No. 97-1,                            3,000        3,030
Series 2000 Special Tax Bonds, 6.375% 2035
Virgin Islands Public Fin. Auth., Rev. and Ref. Bonds
 (Matching Fund Loan Notes):
  Series 1998 A:
   5.20% 2010                                                                          1,000          978
   5.30% 2011                                                                          2,000        1,955
  Series 1998 C, 5.50% 2008                                                            1,000        1,019
  Series 1998 D:
   5.50% 2003                                                                          1,895        1,897
   6.00% 2004                                                                          1,000        1,017
   6.00% 2006                                                                          2,220        2,269
Washington Township Health Care Dist., Rev.
Bonds, Series 1999:
 5.00% 2010                                                                            1,210        1,224
 5.00% 2013                                                                            1,100        1,081
 5.00% 2018                                                                            2,750        2,584
City of West Sacramento, Limited Obligation Ref.                                         500          503
Improvement Bonds, Reassessment Dist. of 1998, 5.20% 2008
West Sacramento Fncg. Auth., Special Tax Rev.
Bonds, Series F:
 5.85% 2013                                                                            1,725        1,681
 6.10% 2029                                                                            1,500        1,427
                                                                                              ----------
                                                                                                  361,150
                                                                                              ----------


Tax-Exempt Securities Maturing in One Year or Less - 6.84%
City of Azusa, Multifamily Housing Rev. Ref. Bonds                                     2,300        2,300
(Pacific Glen Apartments Project), Series
1994, 3.60% 2015 (1)
CA G.O. Bonds, 3.80% 2000                                                              3,000        3,000
City of Irvine Assessment Dist. No. 97-17, Limited                                     2,380        2,380
Obligation Improvement Bonds, Adjustable Rate
Series, 3.60% 2023 (1)
Irvine Ranch Water Dist., Consolidated Series 1993, G.O.                               1,100        1,100
of Improvement Dist. No. 140, 240, 105, 250, 3.60% 2033 (1)
County of Los Angeles, Tax and Rev. Anticipation                                       5,000        5,037
Notes, 2000-2001 Series A , 5.00% 2001
Los Angeles Multifamily Rev. Bonds, 3.60% 2009 (1)                                     2,300        2,300
Los Angeles Unified School Dist., Belmont Learning                                     2,400        2,400
Complex, Series 1997 A, 3.70% 2017 (1)
County of Orange, Apartment Dev. Rev. Bonds,  3.70% 2009 (1)                           1,300        1,300
Pollution Control Fncg. Auth., Burney Forest                                           1,600        1,600
Products Projects, Series 1998 A, 3.40% 2020 (1)
City of San Bernardino, SCH Health Care System Rev.                                    1,000        1,044
Bonds (Sisters of Charity for the Incarnate Word Houston,
Texas), Series 1991A, 7.00% 2021 (Preref. 2001)
School Cash Reserve Program Auth., 2000 Pool Bonds,                                    2,500        2,521
Series A,  5.25% 2001
County of Ventura, 2000 Tax and Rev. Anticipation                                      2,000        2,015
Notes, 5.00% 2001
                                                                                              ----------
                                                                                                   26,997
                                                                                              ----------
TOTAL TAX-EXEMPT SECURITIES (cost: $376,717,000)                                                  388,147
Excess of cash and receivables over payables                                                        6,789
                                                                                              ----------
NET ASSETS                                                                                       $394,936
                                                                                              ----------
(1) Coupon rate changes periodically.

See Notes to Financial Statements

Key to Abbreviations
Agcy. = Agency
Auth. = Authority
Cert. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue









The Tax-Exempt Fund of California
FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2000                                             (dollars in thousands)
Assets:
Investment securities at market
 (cost: $376,717)                                                             $388,147
Cash                                                                                 1
Receivables for --
 Sales of investments                                            $1,460
 Sales of fund's shares                                           1,074
 Accrued interest                                                 5,437
 Other                                                                4          7,975
                                                                               396,123
Liabilities:
Payables for --
 Repurchases of fund's shares                                       110
 Dividends on fund's shares                                         700
 Management services                                                126
 Other expenses                                                     251          1,187
Net Assets at August 31, 2000 --
 Unlimited shares authorized                                                  $394,936

Class A shares:
 Net assets                                                                   $393,990
 Shares outstanding                                                         24,618,778
 Net asset value per share                                                      $16.00
Class B shares:
 Net assets                                                                       $946
 Shares outstanding                                                             59,113
 Net asset value per share                                                      $16.00


See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended August 31, 2000                              (dollars in thousands)
Investment Income:
 Income:
  Interest on tax-exempt securities                                            $20,371

 Expenses:
  Management services fee                                        $1,442
  Distribution expenses - Class A                                   924
  Distribution expenses - Class B                                     2
  Transfer agent fee - Class A                                       97
  Transfer agent fee - Class B                                       -
  Reports to shareholders                                            50
  Registration statement and prospectus                              22
  Postage, stationery and supplies                                   46
  Trustees' fees                                                     18
  Auditing and legal fees                                            57
  Custodian fee                                                       7
  Taxes other than federal income tax                                 7          2,672
  Net investment income                                                         17,699

Realized Gain and Unrealized
 Appreciation on Investments:
 Net realized gain                                                               1,655
 Net increase in unrealized appreciation on
  investments                                                                    6,031
  Net realized gain and unrealized
   appreciation on investments                                                   7,686

Net Increase in Net Assets Resulting from
 Operations                                                                    $25,385


STATEMENT OF CHANGES IN NET ASSETS                              (dollars in thousands)

                                                                      Year ended
                                                                       August 31,
                                                                   2000           1999
Operations:
 Net investment income                                          $17,699        $17,382
 Net realized gain on investments                                 1,655          1,312
 Net unrealized appreciation
  on investments                                                  6,031        (17,280)
  Net increase in net assets
   resulting from operations                                     25,385          1,414

Dividends and Distributions Paid to
 Shareholders:
 Dividends from net investment income:
  Class A                                                       (17,704)       (17,400)
  Class B                                                            (7)           -
 Distributions from net realized gain
  on investments:
  Class A                                                          (725)        (5,084)
  Class B                                                           -              -
  Total dividends and distributions                             (18,436)       (22,484)

Capital Share Transactions:
 Proceeds from shares sold                                       99,470        114,227
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on
  investments                                                    10,248         13,877
 Cost of shares repurchased                                    (100,734)       (85,585)
  Net increase in net assets
   resulting from capital share transactions                      8,984         42,519
Total Increase in Net Assets                                     15,933         21,449

Net Assets:
 Beginning of year                                              379,003        357,554
 End of year (including
  undistributed net investment
  income: $38 and $38 respectively)                            $394,936       $379,003



See Notes to Financial Statements










THE TAX-EXEMPT FUND OF CALIFORNIA
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The American Funds Tax-Exempt Series II (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, The Tax-Exempt Fund of California (the "fund"). The fund seeks a high level of current income exempt from regular federal and California income taxes, with the additional objective of preservation of capital. The fund offers Class A and Class B shares. Class A shares are sold with an initial sales charge of up to 3.75%. Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares have higher distribution expenses and transfer agent fees than Class A shares. Class B shares are automatically converted to Class A shares eight years after the date of purchase. Holders of both classes of shares have equal pro rata rights to assets and identical voting, dividend, liquidation and other rights, except that each class bears different distribution and transfer agent expenses, and each class shall have exclusive rights to vote on matters affecting only their class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees. The ability of the issuers of the fixed-income securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or "when-issued" basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Interest income is recognized on an accrual basis. Premiums and original issue discounts on securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition.
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily between the share classes based on their relative net asset values. Distribution expenses, transfer agent fees and any other class-specific expenses are accrued daily and charged to the applicable share class.


2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

As of August 31, 2000, net unrealized appreciation on investments for book and federal income tax purposes aggregated $11,430,000; $14,916,000 related to appreciated securities and $3,486,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 2000. During the year ended August 31, 2000 the fund realized, on a tax basis, a net capital gain of $1,362,000 on securities transactions. The cost of portfolio securities for book and federal income tax purposes was $376,717,000 at August 31, 2000.


3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $1,442,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; and 3.00% of the fund's monthly gross investment income.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution for Class A shares, the fund may expend up to 0.25% of Class A daily net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved in advance by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. Pursuant to a Plan of Distribution for Class B shares, the fund may expend 1.00% of Class B daily net assets annually to compensate dealers for their selling and servicing efforts. Some or all of the unpaid amounts may be paid by the fund in the future. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class A were limited to $924,000 on Class A shares. Had no limitation been in effect, the fund would have paid $939,000 in distribution expenses for Class A shares under the Plan. During the year ended August 31, 2000, distribution expenses under the Plan of Distribution for Class B were $2,000. As of August 31, 2000, accrued and unpaid distribution expenses for Class A and Class B shares were $155,000 and $1,000, respectively.
American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $124,000 (after allowances to dealers) during the year ended August 31, 2000, as its portion of the sales charges paid by purchasers of the fund's Class A shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

TRANSFER AGENT FEE - A fee of $97,000 was incurred during the year ended August 31, 2000 pursuant to an agreement with American Funds Service Company (AFS), the transfer agent for the fund.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 2000, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Trustees, were $68,000.

AFFILIATED TRUSTEES' AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $144,550,000 and $147,188,000, respectively, during the year ended August 31, 2000.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. During the year ended August 31, 2000, the custodian fee of $7,000 was paid by these credits rather than in cash.

The fund reclassified $217,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 2000 as a result of permanent differences between book and tax.

As of August 31, 2000, net assets consisted of the following:

                                                  (dollars in thousands)
Capital paid in on shares of beneficial interest         381,843
Undistributed net investment income                           38
Accumulated net realized gain                              1,625
Net unrealized appreciation                               11,430
                                                       ----------
Net Assets                                             $ 394,936
                                                       ----------


Capital share transactions in the fund were as follows:

Capital share transactions table:
                                                      Year  ended                      Year ended
                                                     August 31, 2000                 August 31, 1999
                                               Amount (000)          Shares    Amount (000)          Shares
Class A Shares:
  Sold                                           $   98,529       6,365,894      $  114,227       6,994,060
  Reinvestment of dividends                          10,243         661,691          13,877         850,311
        and distributions
  Repurchased                                      (100,710)     (6,520,421)        (85,585)     (5,278,098)
   Net increase in Class A                            8,062         507,164          42,519       2,566,273
Class B Shares: *
  Sold                                                  941          60,296               -               -
  Reinvestment of dividends                               5             327               -               -
        and distributions
  Repurchased                                           (24)         (1,510)              -               -
   Net increase in Class B                              922          59,113               -               -
Total net increase in fund                       $    8,984         566,277      $   42,519       2,566,273


* Class B shares not offered
before March 15, 2000.







PER-SHARE DATA AND RATIOS (1)
                                                                                                     Net
                                         Net asset                                         gains/(losses)
                                             value,             Net                         on securities
                                          beginning       investment                       (both realized
Year ended                                  of year           income                      and unrealized)
Class A:
2000                                          $15.72            $.74              (2)                $.31          (2)
1999                                           16.60              .74                                (.65)
1998                                           16.22              .79                                  .47
1997                                           15.78              .83                                  .53
1996                                           15.74              .84                                  .04
Class B:
2000                                           15.38              .24             (2)                  .67         (2)






                                                           Dividends
                                        Total from        (from net     Distributions                       Net asset
                                         investment       investment    (from capital               Total   value, end
Year ended                               operations          income)           gains)       distributions      of year
Class A:
2000                                           $1.05           $(.74)           $(.03)              $(.77)       $16.00
1999                                           0.09             (.74)            (.23)               (.97)        15.72
1998                                           1.26             (.80)            (.08)               (.88)        16.60
1997                                           1.36             (.83)            (.09)               (.92)        16.22
1996                                           0.88             (.84)               -                (.84)        15.78
Class B:
2000                                           0.91             (.29)               -                (.29)        16.00



                                                                            Ratio of                         Ratio of
                                                         Net assets,         expenses                       net income
                                             Total       end of year       to average                       to average
Year ended                                   return    (in millions)       net assets                       net assets
Class A:
2000                                           6.99%            $394              .72%                            4.78%
1999                                            0.47              379              .70                             4.55
1998                                            7.98              358              .71                             4.83
1997                                            8.80              289              .72                             5.15
1996                                            5.65              253              .73                             5.25
Class B:
2000                                            5.99                1             1.44                (3)          3.81


                                                           Portfolio
                                                            turnover
Year ended                                                      rate
Class A:
2000                                                           41.68%             (4)
1999                                                            22.68
1998                                                            27.78
1997                                                            15.68
1996                                                            27.60
Class B:
2000                                            (3)             41.68             (4)




(1) The years 1996 through 2000 represent, for Class A shares, fiscal years ended August 31. The period ended 2000 represents, for Class B shares, the 169-day period ended August 31, 2000. Class B shares were not offered before March 15, 2000. Total returns for such periods are based on activity during the period and thus are not representative of a full year. Total returns exclude all sales charges, including contingent deferred sales charges.

(2) Based on average shares outstanding.

(3) Annualized.

(4) Represents portfolio turnover rate (equivalent for all share classes) for the year ended August 31, 2000.









INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF TRUSTEES OF THE AMERICAN FUNDS
TAX-EXEMPT SERIES II AND SHAREHOLDERS OF
THE TAX-EXEMPT FUND OF CALIFORNIA:

We have audited the accompanying statement of assets and liabilities of The American Funds Tax-Exempt Series II-- The Tax-Exempt Fund of California (the "Fund" ), including the investment portfolio, as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000 by correspondence with the custodian and brokers; where replies were not received, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The American Funds Tax-Exempt Series II -- The Tax-Exempt Fund of California as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares and the period March 15, 2000 through August 31, 2000 for Class B shares, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche, LLP
Los Angeles, California
October 2, 2000





August 31, 2000

TAX INFORMATION (UNAUDITED)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended August 31, 2000, the fund paid a long-term capital gain distribution of $725,000.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid from net investment income. All of the dividends paid from net investment income for Class A and Class B qualify as exempt-interest dividends. Any distributions paid from realized net short-term or long-term capital gains are not exempt from federal taxation.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2001 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2000 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.









THE TAX-EXEMPT FUND OF CALIFORNIA

BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former
United States Ambassador to Spain; former
Vice Chairman of the Board, Knight-Ridder, Inc.;
former Chairman of the Board and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President (retired), The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource
Group, LLC (development and management
of senior living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting
(financial management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, The Sanchez Family Corporation
dba McDonald's Restaurants (McDonald's licensee)


OTHER OFFICERS

NEIL L. LANGBERG
Los Angeles, California
Senior Vice President of the fund
Vice President - Investment Management Group,
Capital Research and Management Company

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President -
Fund Business Management Group,
Capital Research and Management Company

DAVID A. HOAG
Los Angeles, California
Vice President of the fund
Vice President and Director,
Capital Research Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President -
Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President -
Fund Business Management Group,
Capital Research and Management Company





THE AMERICAN FUNDS GROUP(R)

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address
nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky
& Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, California 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

There are two ways to invest in The Tax-Exempt Fund of California. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Class B shares have no up-front charge. They are, however, subject to additional expenses of approximately 0.75% a year over the first eight years of ownership. If redeemed within six years, they may also be subject to a contingent deferred sales charge (5% maximum) that declines over time.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF THE TAX-EXEMPT FUND OF CALIFORNIA, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 2000, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

Litho in USA CGD/INS/4815
Lit. No. TEFCA-011-1000